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                                                                    EXHIBIT 10.1


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


            THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the "Amendment No. 2") dated as of March 31, 1999 by and among CHAMPION ENTERPRISES, INC., a Michigan corporation (the "Borrower"), the Guarantors set forth herein, the Banks set forth herein, NBD BANK, as Syndication Agent, COMERICA BANK, as Documentation Agent and NATIONAL CITY BANK, HARRIS TRUST AND SAVINGS BANK, KEYBANK NATIONAL ASSOCIATION, NATIONSBANK, N.A. and WACHOVIA BANK, N.A., as Co-Agents, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Banks (the "Agent").

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Guarantors, the Banks, the Syndication Agent, the Documentation Agent, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 5, 1998, as amended by Amendment No. 1 dated as of December 18, 1998 (the "Credit Agreement"); and

            WHEREAS, the parties hereto desire to further amend the Credit Agreement as hereinafter provided.

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

      1.    Definitions.

      Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment No. 2.

      2.    Amendment of Credit Agreement.

            A. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by deleting the definitions of "Consolidated Debt," "Earn Out Obligations," "Retail Finance Companies," "Significant Subsidiary," "Swing Loan Commitment," "Swing Loan Note" and "Swing Loans" in their entirety and inserting in lieu thereof the following:

            Consolidated Debt shall mean, as of any date of determination, the Indebtedness of the Borrower and its Subsidiaries (other than Champion Development) minus Earn Out Obligations and Repurchase Obligations, determined and consolidated in accordance with GAAP.

            Earn Out Obligations shall mean, as of any date of determination, the contingent portion of acquisition-related liabilities which are not paid by the Borrower or its Subsidiaries at the time of the closing of the acquisitions, as set forth in the purchase agreements entered into at the time of the closing of such acquisitions.
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            Retail Finance Companies shall mean collectively, and Retail Finance
      Company shall mean separately, a Person, other than an individual, primarily engaged in the business of making loans, in each case subject to industry underwriting standards, to retail purchasers of manufactured housing products, provided no such loans shall be held by such Retail Finance Company in excess of one hundred eighty (180) days.

            Significant Subsidiary shall mean any Subsidiary of the Borrower (other than Champion Development) which at the time (i) has gross revenues equal to or in excess of ten percent (10%) of the consolidated gross revenues of the Borrower and its Subsidiaries, (ii) has total assets equal to or in excess of five percent (5%) of the consolidated total assets of the Borrower and its Subsidiaries, as determined and consolidated in accordance with GAAP, (iii) has any material trademarks or other intellectual property related to the business of the Borrower and its Subsidiaries, or (iv) has commitments to lend or Guaranties from the Borrower or any other Significant Subsidiary equal to or in excess of five percent (5%) of the consolidated total assets of the Borrower and its Subsidiaries, as determined and consolidated in accordance with GAAP.

            Swing Loan Commitment shall mean, as to any Swing Loan Bank at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Swing Loan Commitment," and thereafter on Schedule 1 to the most recent Assignment and Assumption Agreement, and Swing Loan Commitments shall mean the aggregate Swing Loan Commitments of all of the Swing Loan Banks.

            Swing Loan Note shall mean any Swing Loan Note of the Borrower in the form of Exhibit 1.1(S) issued by the Borrower at the request of a Swing Loan Bank evidencing the Swing Loans to such Swing Loan Bank, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

            Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by the Swing Loan Banks or one of the Swing Loan Banks to the Borrower pursuant to Section 2.1.2 hereof.

            B. Section 1.1 [Definitions] of the Credit Agreement is hereby amended by inserting the following definitions of "Champion Development," "Permitted Unsecured Debt," "Swing Loan Bank," "Swing Loan Bid," "Swing Loan Interest Period," "Swing Loan Interest Rate," "Swing Loan Offered Amount" and "Swing Loan Requested Amount" in alphabetical order:

            Champion Development shall mean Champion Development Corporation, a Michigan corporation, which at all times since its formation:

                  (i) identified itself, and will continue to identify itself, in all dealings with the public, under its own


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      name and as a separate and distinct entity; has not and will not identify itself as being a division or a part of any other entity; has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity; and has conducted and will conduct its business in its own name (and not in the name of any other Person, including any Loan Party);

                  (ii) has maintained and will maintain its accounts, books and records separate from any other Person (including any Loan Party); has allocated and will allocate fairly and reasonably any overhead for shared office space; and has used and will use separate stationery, invoices and checks;

                  (iii) will not commingle its funds or assets with those of any other Person (including any Loan Party);

                  (iv) will hold its assets in its own name (and not in the name of any Loan Party);

                  (v) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person (including any Loan Party);

                  (vi) has ensured and will continue to ensure that any payment of its liabilities will be out of its own funds and assets;

                  (vii) has observed and will observe all corporate formalities; and

                  (viii) has maintained and currently intends to continue to maintain adequate capital in light of its contemplated business operations.

            Permitted Unsecured Debt shall mean Indebtedness incurred by the Borrower or any of its Subsidiaries provided that each of the following requirements is met:

                  (i) The Borrower shall permanently reduce the Revolving Credit Commitments in a minimum amount equal to the amount of such Indebtedness in excess of $200,000,000;

                  (ii) The amount of such Indebtedness shall not exceed $225,000,000;

                  (iii) Neither the Borrower, nor any of the Borrower's Subsidiaries shall grant, or agree to grant, whether conditionally or unconditionally, any Liens in its assets securing such Indebtedness;

                  (iv) The warranties and covenants governing such Indebtedness shall not be less favorable to the Borrower and its Subsidiaries than the warranties and covenants hereunder as determined by the Required Banks in their reasonable discretion;


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                  (v) (A) The Borrower shall deliver to the Agent for the
      benefit of the Banks drafts of the agreements governing such Indebtedness at least seven (7) days prior to the effective date of such agreements; and (B) the warranties and covenants shall not be modified after the Banks have made the determination described in clause (iv) above without the approval of the Required Banks;

                  (vi) No principal payments on such Indebtedness shall be due or may be paid until after the Expiration Date hereunder; and

                  (vii) No Subsidiary shall provide a Guaranty with respect to such Indebtedness unless it has previously become a Guarantor.

            Swing Loan Bank hall mean any of the following Banks, any of which may from time to time make a Swing Loan to the Borrower in accordance with
      Section 2.1.2, and Swing Loan Banks shall mean collectively each and every Swing Loan Bank: PNC Bank, National Association and NBD Bank.

            Swing Loan Bid shall have the meaning assigned to such term in
      Section 2.5.2.2.

            Swing Loan Interest Period shall have the meaning assigned to such term in Section 2.5.2.1.

            Swing Loan Interest Rate shall have the meaning assigned to such term in Section 2.5.2.2.

            Swing Loan Offered Amount shall have the meaning assigned to that term in Section 2.5.2.2.

            Swing Loan Requested Amount shall have the meaning assigned to that term in Section 2.5.2.1.

            C. Section 2.1.2 [Swing Loan Commitment] of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following:

            2.1.2 Swing Loan Commitment.

            Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, the Swing Loan Banks agree to make Swing Loans to the Borrower, at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of the Swing Loan Commitment of such Swing Loan Bank, provided that the aggregate principal amount of all Swing Loans outstanding and the Revolving Credit Loans outstanding, at any time, shall not exceed the Revolving Credit Commitments of all the Banks.


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            D. Section 2.5.2 [Swing Loan Requests] of the Credit Agreement is
hereby deleted in its entirety and the following is inserted in lieu thereof:

            2.5.2 Swing Loan Requests and Bidding.

                  2.5.2.1 Swing Loan Requests. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request any one or more Swing Loan Banks, as the Borrower in its sole discretion may select, to make a Swing Loan by delivery to the Agent and each Swing Loan Bank selected by the Borrower not later than 10:00 a.m., Pittsburgh time, on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.5.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that the Agent and each Swing Loan Bank may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date, (ii) the term of the proposed Swing Loan, which shall be no less than one (1) day and no longer than seven (7) days (the "Swing Loan Interest Period") and (iii) the principal amount of such Swing Loan, which shall be not less than $1,000,000 (the "Swing Loan Requested Amount"). After giving effect to each Swing Loan and any other Loan made on or before the Swing Loan Borrowing Date for such Swing Loan, (i) the aggregate amount of the Swing Loans of all Swing Loan Banks outstanding shall not exceed $20,000,000, and (ii) the aggregate amount of the Swing Loans of any one Swing Loan Bank outstanding shall not exceed the Swing Loan Commitment of such Swing Loan Bank.

                  2.5.2.2 Swing Loan Bidding. Promptly after receipt by each Swing Loan Bank of a Swing Loan Request pursuant to Section 2.5.2.1, each Swing Loan Bank may submit a bid (a "Swing Loan Bid") to the Agent and the Borrower no later than 11:00 a.m., Pittsburgh time (subject to the last sentence of this Section), on the Borrowing Date by telephone (immediately confirmed in writing by letter, facsimile or telex). Each Swing Loan Bid shall specify: (A) the principal amount of proposed Swing Loans offered by such Swing Loan Bank (the "Swing Loan Offered Amount") which (i) may be less than, but shall not exceed, the Swing Loan Requested Amount, (ii) shall be at least $1,000,000 and (iii) may not exceed such Swing Loan Bank's Swing Loan Commitment, and (B) the rate of interest (the "Swing Loan Interest Rate") which shall apply to such proposed Swing Loan and the applicable Swing Loan Interest Period, provided in no event shall the Swing Loan Interest Rate be greater than the Base Rate and provided further if a Swing Loan Bank does not submit a Swing Loan Bid, it shall be deemed to have submitted a bid for a Swing Loan in the amount of the lesser of (i) the Swing Loan Requested Amount or (ii) such portion of the Swing Loan Requested Amount that will not cause such Swing Loan Bank's Swing Loan Commitment to be exceeded, with a Swing Loan Interest Rate equal to the Base Rate; provided, further, if the Borrower does not wish to go


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      through the bidding process for a Swing Loan, it can request PNC Bank,
      National Association to make such a Swing Loan at the Base Rate. If any Swing Loan Bid omits information required hereunder, the Agent may in its sole discretion attempt to notify the Swing Loan Bank submitting such Swing Loan Bid. If the Agent so notifies a Swing Loan Bank, such Swing Loan Bank may resubmit its Swing Loan Bid, provided that it does so prior to time set forth in this Section 2.5.2.2 above by which such Swing Loan Bank is required to submit its Swing Loan Bid to the Agent. The Agent shall promptly notify the Borrower of the Swing Loan Bids which it timely received from the Swing Loan Banks. If the Agent in its capacity as a Swing Loan Bank shall, in its sole discretion, make a Swing Loan Bid, it shall notify the Borrower of such Swing Loan Bid before the later of 10:30 a.m., Pittsburgh time, on the proposed Swing Loan Borrowing Date or the time that any other Swing Loan Bank submits its Swing Loan Bid to the Agent, but in no event after 11:00 a.m. on the proposed Swing Loan Borrowing Date.

                  2.5.2.3 Accepting Swing Loan Bids. The Borrower shall irrevocably accept or reject Swing Loan Bids by notifying the Agent of such acceptance or rejection by telephone (immediately confirmed in writing by letter, facsimile or telex) not later than 1:00 p.m., Pittsburgh time, on the proposed Swing Loan Borrowing Date. If the Borrower elects to accept any Swing Loan Bids, its acceptance must meet the following conditions: (1) the total amount which Borrower accepts from all Swing Loan Banks must exceed $1,000,000 and may not exceed the Swing Loan Requested Amount; (2) the Borrower must accept Swing Loan Bids based solely on the amount of the Swing Loan Interest Rate which each of the Swing Loan Banks quoted in their Swing Loan Bids in ascending order of the amount of the Swing Loan Interest Rate; (3) the Borrower may not borrow Swing Loans from any Swing Loan Bank on the Borrowing Date in an amount exceeding such Swing Loan Bank's Swing Loan Offered Amount; and (4) if two or more Swing Loan Banks make Swing Loan Bids at the same Swing Loan Interest Rate and the Borrower desires to accept a portion but not all of the aggregate amount of all such Swing Loan Bids made at such Swing Loan Interest Rate (such portion of the aggregate amount of all such Swing Loan Bids being referred to in this Section as the "Desired Same-Rate Amount"), the Borrower shall accept a portion of each such Swing Loan Bid of any Swing Loan Bank equal to the product of the Desired Same-Rate Amount times the fraction obtained by dividing the amount of the Swing Loan Bid of such Bank at such Swing Loan Interest Rate, by the sum of the Swing Loan Offered Amounts of the Swing Loan Bids at such Swing Loan Interest Rate of all such Swing Loan Banks, provided that the Borrower shall round the Swing Loans allocated to each such Swing Loan Bank upward or downward as the Borrower may select to integral multiples of $500,000. The Agent shall
      (i) no later than 2:00 p.m., Pittsburgh time, notify a Swing Loan Bank that has made a Swing Loan Bid of the amount of its Swing Loan Bid that was accepted or rejected by the Borrower and (ii) as promptly as practical, notify all of the Swing Loan Banks of all Swing Loan Bids submitted and those which have been accepted.


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            E. Section 2.6.1 [Making Swing Loans] of the Credit Agreement is
hereby deleted in its entirety and the following is inserted in lieu thereof:

            2.6.1 Making Swing Loans.

            Each Swing Loan Bank whose Swing Loan Bid or portion thereof is accepted shall remit the principal amount of its Swing Loan to the Agent by 3:00 p.m., Pittsburgh time, on the Borrowing Date. The Agent shall make such funds available to the Borrower on or before 3:30 p.m., Pittsburgh time, on the Borrowing Date provided that the conditions precedent to the making of such Swing Loan set forth in Section 6.2 [Each Additional Loan or Letter of Credit] have been satisfied not later than 3:30 p.m., Pittsburgh time, on the proposed Borrowing Date. If such conditions precedent have not been satisfied prior to such time, then (i) the Agent shall not make such funds available to the Borrower, (ii) the Swing Loan Request shall be deemed to be canceled and (iii) the Agent shall return the amount previously funded to the Agent by each applicable Swing Loan Bank no later than the next following Business Day. The Borrower shall immediately notify the Agent of any failure to satisfy the conditions precedent to the making of Swing Loans under Section 6.2. The Agent may assume that Borrower has satisfied such conditions precedent so long as
      (i) the Borrower has not notified the Agent that the Loan Parties have not satisfied any other conditions precedent, and (ii) the Agent has no actual notice of such a failure. The obligations of the Swing Loan Banks to make Swing Loans after their Swing Loan Bids have been accepted are several. No Swing Loan Bank shall be responsible for the failure of any other Swing Loan Bank to make any Swing Loan which another Swing Loan Bank has agreed to make. Notwithstanding any provision herein to the contrary, in no event shall there be more than four (4) Swing Loans outstanding at any one time.

            F. Section 2.8 [Borrowings to Repay Swing Loans] of the Credit Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

            2.8 Borrowings to Repay Swing Loans.

            Any Swing Loan Bank may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if such Swing Loan Bank so requests, accrued interest thereon, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5.1 without regard to any of the requirements of that provision. The Swing Loan Bank so requesting repayment shall provide notice to the Agent and all the Banks (which may be telephonic or written


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      notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.8. The Agent shall promptly provide to each Bank notice of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5.1 are then satisfied) by the time the Swing Loan Bank so requests, which shall not be earlier than 3:00 p.m., Pittsburgh time, on the Business Day next after the date the Banks receive notice of such apportionment from the Agent.

            G. Section 2.9.1 [Issuance of Letters of Credit] of the Credit agreement is hereby amended by deleting the third sentence of such Section and inserting in lieu thereof the following:

                  Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.9, the Issuing Bank will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of eighteen (18) months from the date of issuance and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $75,000,000 or
      (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments.

            H. Section 3.1 [Interest Rate Options] of the Credit Agreement is hereby amended by deleting the second proviso of the first sentence thereof and inserting in lieu thereof the following:

            3.1 Interest Rate Options.

            , and provided further that, notwithstanding the foregoing, the Borrower shall pay interest in respect of the outstanding unpaid principal amount of each Swing Loan at the rate specified in the related Swing Loan Bid accepted by the Borrower with respect to which a Swing Loan is made (or at the Base Rate if a Swing Loan is made by PNC Bank, National Association and not subject to the bid process).

            I. Section 4.3 [Interest Payment Dates] of the Credit Agreement is hereby amended by inserting the following immediately after the second sentence thereof:

            Interest on Swing Loans shall be due and payable on the date a Swing Loan becomes due and payable (whether on the stated maturity date, upon demand, upon acceleration or otherwise).

            J. Section 4.7 [Settlement Date Procedures] of the Credit Agreement is hereby amended by deleting "PNC Bank" in the first sentence thereof and inserting in lieu thereof "any Swing Loan Bank."

            K. Section 4.7 [Settlement Date Procedures] of the Credit Agreement is hereby amended by deleting the last sentence of such sentence in its entirety and inserting in lieu thereof the following:


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            The Agent (or any Swing Loan Bank, with respect to its outstanding
      Swing Loans, upon notice to the Agent and each Bank) may at any time at its option for any reason whatsoever require each Bank to pay immediately to the Agent such bank's Ratable Share of the outstanding Revolving Credit Loans, and each Bank may at any time require the Agent to pay immediately to such Bank its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans.

            L. Section 7.1.2 [Payment of Liabilities, Including Taxes, Etc.] is hereby revised by inserting the following proviso immediately before the end of such section:

            provided, further, that the failure of Champion Development to comply with this Section 7.1.2 shall not result in a default hereunder unless such failure could reasonably be expected to result in a Material Adverse Change.

            M. The Credit Agreement is hereby amended by inserting a new Section
7.1.12 Champion Development as follows:

            7.1.12 Champion Development.

            Notwithstanding any other provision of this Agreement, Champion Development shall not be considered a "Subsidiary" of the Borrower or any Loan Party for the purpose of Sections 7.2.1 - 7.2.8, 8.1.5, 8.1.8 and
      8.1.9. Further, the Borrower agrees to cause Champion Development to, at all times, comply with all the requirements set forth in the definition of Champion Development in Section 1.1 hereof.

            N. Section 7.2.1 [Indebtedness] of the Credit Agreement is hereby amended by deleting clause (v) in its entirety and inserting in lieu thereof the following:

                  (v) Unsecured Indebtedness of a Loan Party or a Subsidiary of a Loan Party comprising Earn Out Obligations not in excess of $375,000,000 in the aggregate at any one time outstanding;

            O. Section 7.2.1 [Indebtedness] of the Credit Agreement is hereby amended by deleting clause (ix) in its entirety and inserting in lieu thereof the following:

            (ix) Indebtedness (other than as set forth above or below in this Section 7.2.1) of the Borrower and its Subsidiaries in an amount not to exceed twelve and one-half percent (12-1/2%) of Consolidated Net Worth in the aggregate at any one time outstanding; and

            P. Section 7.2.1 [Indebtedness] of the Credit Agreement is hereby amended by inserting the following clauses (x) and (xi) immediately following clause (ix):


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            (x) Permitted Unsecured Debt; and

            (xi) Surety or performance bonds given by a Loan Party or Subsidiary thereof in the ordinary course of business in an amount not to exceed $50,000,000 in the aggregate.

            Q. Section 7.2.3 [Guaranties] of the Credit Agreement is hereby amended by inserting the following immediately before the end of such Section:

            or (iv) Guaranties of Permitted Unsecured Debt provided that any Significant Subsidiary or Subsidiary providing such Guaranty has previously, or simultaneously with the execution of any such Guaranty, become a Guarantor under this Agreement.

            R. Section 7.2.4 [Loans and Investments] of the Credit Agreement is hereby amended by deleting clauses (iv) - (vii) in their entirety and inserting in lieu thereof the following:

            (iv) loans, advances and investments in wholly-owned Subsidiaries of the Borrower; provided, however, that loans, advances or investments in Subsidiaries which constitute Retail Finance Companies shall not exceed 10% of Consolidated Net Worth in the aggregate at any one time outstanding;

            (v) loans, advances and investments in Subsidiaries of the Borrower which are not wholly-owned Subsidiaries; provided, however, that the aggregate of all such loans, advances and investments at any one time outstanding shall not exceed fifteen percent (15%) of Consolidated Net Worth; provided, further, that all loans, advances and investments pursuant to this clause (v) when added together with all loans, advances and investments pursuant to clause (vi) of this Section 7.2.4 shall not exceed, in the aggregate, twenty percent (20%) of Consolidated Net Worth;

            (vi) loans, advances and investments in Affiliates which are not Subsidiaries and which are permitted under Section 7.2.8; provided, however, that the aggregate of all such loans, advances and investments at any one time outstanding shall not exceed fifteen percent (15%) of Consolidated Net Worth; provided, further, that all loans, advances and investments pursuant to this clause (vi) when added together with all loans, advances and investments pursuant to clause (v) of this Section
      7.2.4 shall not exceed, in the aggregate, twenty percent (20%) of Consolidated Net Worth;

            (vii) loans (including without limitation commitments to lend), advances and investments in Champion Development; provided, however, that the aggregate of all such loans (including without limitation commitments to lend), advances and investments, together with any disposition of assets to Champion Development pursuant to Section 7.2.6(iv), shall not exceed, in the aggregate, fifteen percent (15%) of Consolidated Net Worth; and


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            (viii) loans, advances and investments in retail dealers of manufactured homes or other Persons doing business with any Loan Party or Subsidiary of any Loan Party not to exceed $10,000,000 in the aggregate at any one time.

            S. Section 7.2.7 [Affiliate Transactions] of the Credit Agreement is hereby amended by retaining the existing provisions thereof and designating such provisions as Clause (i) of such Section 7.2.7 and by adding the following Clause (ii) to such Section 7.2.7:

            (ii) Without limiting the generality of the foregoing Clause (i) of this Section 7.2.7, each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, enter into or carry out any transaction or the like of any nature with Champion Development or any of its Subsidiaries (including purchasing property or services from or selling property or services to Champion Development or any of its Subsidiaries or otherwise transferring, leasing, disposing, or the like of any property or assets to or otherwise acquiring, receiving, or leasing any property or assets from Champion Development or any of its Subsidiaries or otherwise providing management, administrative, consulting, or other services to or receiving management, administrative, consulting, or other services from Champion Development or any of its Subsidiaries (but not including the provision of those services rendered in the ordinary course of business by or on behalf of a holding company for its organization as a whole, such as accounting and legal services provided by in-house professionals and staff)) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions and is in accordance with all applicable Law.

            T. Section 7.2.8 [Subsidiaries, Partnerships and Joint Ventures] of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting in lieu thereof the following:

            7.2.8 Subsidiaries, Partnerships and Joint Ventures.

            Neither the Borrower nor any Subsidiary of the Borrower shall become or agree to become a general or limited partner in any general or limited partnership or become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that (i) the Borrower or any Subsidiary may become a general or limited partner or member or manager of, or hold a limited liability company interest in, other Loan Parties, and (ii) the Borrower or any Subsidiary may become a limited partner or a member or manager of, or hold a limited liability company interest in an Affiliate, provided that the liability of the Borrower or such Subsidiary is limited to its investment in such Affiliate and the aggregate of all such investments does not violate Section 7.2.4(vi).

            U. A new Section 8.1.16 [Other Subsidiaries] to the Credit Agreement is inserted immediately following Section 8.1.15 as follows:

            8.1.16 Other Subsidiaries.

            It is not the intent that an involuntary proceeding as described in
      Section 8.1.14 or a voluntary proceeding as described in Section 8.1.15 with respect to a Subsidiary of the Borrower other than a Guarantor shall constitute an Event of Default.

            V. Exhibit 2.5.2 [Swing Loan Request] of the Credit Agreement is hereby deleted in its entirety and Exhibit 2.5.2 attached hereto is inserted in lieu thereof:

            W. Exhibit 1.1(S) [Swing Loan Note] of the Credit Agreement is hereby deleted in its entirety and Exhibit 1.1(S) attached hereto is inserted in lieu thereof.

            X. Exhibit 7.2.5 [Acquisition Compliance Certificate] of the Credit Agreement is hereby deleted in its entirety and Exhibit 7.2.5 attached hereto is inserted in lieu thereof.

            Y. Exhibit 7.3.3 [Quarterly Compliance Certificate] of the Credit Agreement is hereby deleted in its entirety and Exhibit 7.3.3 attached hereto is inserted in lieu thereof.

      3. Conditions of Effectiveness of this Agreement.

      The effectiveness of this Amendment No. 2 is expressly conditioned upon satisfaction of each of the following conditions precedent:

      (a) Representations and Warranties; No Defaults. The representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement; and no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

      (b) Counterparts. The Agent shall have received counterparts of this Amendment No. 2 duly executed by the Borrower and the Banks, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent. This Amendment No. 2 may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.

      (c) Fees and Expenses. The Borrower shall have paid to the Agent the fees and expenses set forth in that certain letter agreement dated March 29, 1999 between the Agent and the Borrower.

      4. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.

      5. Governing Law. This Amendment No. 2 shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

      6. Effective Date. This Amendment No. 2 shall be dated as of and shall be effective as of the date and year first above written.

                            [SIGNATURE PAGE FOLLOWS]

         [SIGNATURE PAGE 1 OF 6 OF AMENDMENT NO. 2 TO CREDIT AGREEMENT]


      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                   [BORROWER]

ATTEST:                                 CHAMPION ENTERPRISES, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

                                  [GUARANTORS]

ATTEST:                                 CHAMPION HOME BUILDERS CO.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 REDMAN HOMES, INC.



                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 DUTCH HOUSING, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 ACCENT MOBILE HOMES, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

         [SIGNATURE PAGE 2 OF 6 OF AMENDMENT NO. 2 TO CREDIT AGREEMENT]

ATTEST:                                 SOUTHERN SHOWCASE HOUSING, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 AUBURN CHAMP, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 REDMAN BUSINESS TRUST


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 CHANDELEUR HOMES, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 HOMES OF LEGEND, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 GRAND MANOR, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

         [SIGNATURE PAGE 3 OF 6 OF AMENDMENT NO. 2 TO CREDIT AGREEMENT]


ATTEST:                                 CREST RIDGE HOMES, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 LAMPLIGHTER HOMES, INC., a
                                        Washington corporation


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 LAMPLIGHTER HOMES, INC., an Oregon
                                        corporation


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 HOMES OF MERIT, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 HEARTLAND HOMES, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

ATTEST:                                 A-1 HOMES GROUP, INC.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________
[Seal]

         [SIGNATURE PAGE 4 OF 6 OF AMENDMENT NO. 2 TO CREDIT AGREEMENT]

                               [BANKS AND AGENTS]

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Administrative Agent


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        NBD BANK, individually and as
                                        Syndication Agent


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        COMERICA BANK, individually and as
                                        Documentation Agent


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        NATIONAL CITY BANK, individually and as
                                        Co-Agent


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        HARRIS TRUST AND SAVINGS BANK,
                                        individually and as Co-Agent


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________

         [SIGNATURE PAGE 5 OF 6 OF AMENDMENT NO. 2 TO CREDIT AGREEMENT]


                                        KEYBANK NATIONAL ASSOCIATION,
                                        individually and as Co-Agent


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        NATIONSBANK, N.A., individually and as
                                        Co-Agent


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        WACHOVIA BANK, N.A., individually and as Co-Agent


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        STANDARD FEDERAL BANK


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________

         [SIGNATURE PAGE 6 OF 6 OF AMENDMENT NO. 2 TO CREDIT AGREEMENT]


                                        MICHIGAN NATIONAL BANK


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        THE BANK OF NOVA SCOTIA


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        HIBERNIA NATIONAL BANK


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        BANK ONE, N.A.


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        CREDIT SUISSE FIRST BOSTON


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________


                                        By: ___________________________
                                        Name: _________________________
                                        Title: ________________________